UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) April 26, 2013

ESCALADE, INCORPORATED

(Exact Name of Registrant as Specified in Its Charter)

Indiana

(State or Other Jurisdiction of Incorporation)

0-6966	13-2739290
(Commission File Number)	(IRS Employer Identification No.)

817 Maxwell Avenue, Evansville, Indiana	47711
(Address of Principal Executive Offices)	(Zip Code)

(812) 467-4449

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.07 – Submission of Matters to a Vote of Security Holders

On April 26, 2013, Escalade, Incorporated (the “Company”) held its Annual Meeting of Stockholders for which the Board of Directors solicited proxies. At the Annual Meeting, the stockholders voted on the election of directors, the appointment of the Company’s independent registered public accounting firm for the Company’s 2013 fiscal year, the approval, by non-binding vote, of the compensation of named executive officers and the approval, by non-binding vote, of the frequency to vote on compensation of named executive officers.

In the election of directors, as described in the Company’s proxy statement relating to the Annual Meeting, the four incumbent directors whose terms were expiring were nominated for reelection for a two-year term. The three other incumbent directors are currently serving a two year term that will expire at the 2014 Annual Meeting. The results of the voting in the election of directors are as follows:

	Number of Votes
Director Nominee	For	Withheld

Robert Griffin	8,524,977	698,537
Robert Keller	8,473,874	749,640
Richard Baalmann, Jr.	8,549,693	673,821
Patrick Griffin	8,069,189	1,154,325

Therefore, Messrs. Robert Griffin, Robert Keller, Richard Baalmann, Jr. and Patrick Griffin were elected to the Board. There were 3,706,898 broker non-votes with respect to the election of each of the nominees.

As to the appointment of the firm, BKD, LLP, to serve as the Company’s independent registered public accounting firm for the Company’s 2013 fiscal year, the Company’s stockholders ratified such appointment by a vote of 12,501,953 shares FOR, 391,714 shares AGAINST, and 36,745 shares ABSTAINED, with no broker non-votes. Therefore, the appointment of BKD, LLP was approved.

As to the approval, by non-binding vote, of the compensation of our named executive officers the Company’s stockholders ratified by a vote of 8,921,299 shares FOR, 257,465 shares AGAINST, and 44,750 shares ABSTAINED. There were 3,706,898 broker non-votes. Therefore the compensation for our named executive officers was approved, by non-binding vote.

As to the frequency of future non-binding votes on executive compensation, the Company’s stockholders voted 9,079,010 shares for ONE year, 25,946 shares for TWO years and 104,031 shares for THREE years. There were 14,527 shares ABSTAINED. Therefore, the frequency of future non-binding votes on executive compensation was approved, by non-binding vote, to be once a year. In light of such vote, the Company will include a non-binding vote on the compensation of its executive officers in its proxy materials every one year until the next required non-binding vote on the frequency of stockholder votes on the compensation of its executives.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Escalade, Incorporated has duly caused this report to be signed on its behalf in Evansville, Indiana by the undersigned hereunto duly authorized.

Date: April 26, 2013	ESCALADE, INCORPORATED

By: /s/ Deborah J. Meinert

Vice President Finance, Chief Financial Officer and Secretary